Exhibit 10.2
EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
   As U.S. Administrative Agent
   under the Credit Agreement
   referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective September 21, 2007, the Maturity Date under the Credit Agreement dated as of November 4, 2005 (as amended from time to time, the “Credit Agreement”) among SYSCO Corporation, a Delaware corporation (the “Company”), SYSCO International, Co., the Lenders party thereto, JPMorgan Chase Bank, N.A., as U.S. Administrative Agent (the “U.S. Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, for one year to November 4, 2012. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Lender:
By:
Name:
Title:

Agreed and accepted:

SYSCO CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as U.S. Administrative Agent

By:
Name:
Title: